UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                        Date of Report: August 15, 2000

                             Medix Resources, Inc.
             (Exact name of registrant as specified in its charter)

         Colorado                   0-24768                  84-1123311
----------------------------    ----------------        --------------------
(State of other jurisdiction    (Commission File           (IRS Employer
    of incorporation)                Number)             Identification No.)

     7100 E. Belleview Avenue, Englewood, CO                  80111
     ----------------------------------------               ---------
     (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (303) 741-2045

                                      None
         -------------------------------------------------------------
         (Former name or former address, if changes since last report)

Item 5. Other Events. Press release announcing the First Annual Healthcare Internet Conference on Connectivity.

Exhibits

Exhibit 99.1 - Press release dated August 15, 2000, announcing the First Annual Healthcare Internet Conference on Connectivity.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MEDIX RESOURCES, INC.

Date: August 17, 2000                           By: /s/ Patricia A. Minicucci
                                                    -------------------------
                                                        Patricia A. Minicucci
                                                        Executive Vice President